Exhibit 99.1

Conyers Park II Acquisition Corp. Announces Special Meeting Teleconference Details

Naples, FL and Irvine, CA, October 21, 2020 — Conyers Park II Acquisition Corp. (“Conyers Park”) (NASDAQ: CPAA) today announced that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, the special meeting of Conyers Park stockholders, which will be held on Tuesday, October 27, 2020 at 10:00 a.m., New York City Time (the “Special Meeting”) will be solely held remotely by teleconference. The purpose of the Special Meeting is to vote on certain proposals relating to the previously announced Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Conyers Park, CP II Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Conyers Park, Advantage Solutions Inc., a Delaware corporation (“Advantage”), and Karman Topco L.P., a Delaware limited partnership. The transactions contemplated by the Merger Agreement are referred to herein as the “Transactions.”

The Special Meeting will be accessible by dialing (833) 780-7048 (toll free—North America) or (409) 767-8779 (International) and entering passcode 7078265. Stockholders will be able to ask questions of Conyers Park management via the conference line.

About Advantage Solutions

Advantage Solutions is a leading business solutions provider committed to driving growth for consumer goods manufacturers and retailers through winning insights and execution. Advantage’s data and technology-enabled omnichannel solutions — including sales, retail merchandising, business intelligence, digital commerce and a full suite of marketing services — are designed to help brands and retailers across a broad range of channels drive consumer demand, increase sales and achieve operating efficiencies. Headquartered in Irvine, California, Advantage has offices throughout the United States and Canada and a presence in select markets throughout Africa, Asia, Australia and Europe through which it services the global needs of multinational, regional and local manufacturers. For more information, please visit advantagesolutions.net.

About Conyers Park II Acquisition Corp.

Conyers Park is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its management team is led by James M. Kilts, its executive chairman, and David J. West, its chief executive officer. Mr. Kilts’ and Mr. West’s careers have centered on identifying and implementing value creation initiatives throughout the consumer industry. They have collectively created approximately $50 billion in shareholder value throughout their combined 75-plus year careers in the consumer industry by relying on what Conyers Park believes to be tried-and-true management strategies: cost management and productivity enhancement and reinvesting the savings behind product innovation, marketing and brand building.

General Information

All information about the Special Meeting, including the definitive proxy statement, is available at https://www.cstproxy.com/conyersparkiiacquisitioncorp/sm2020.

Conyers Park filed a definitive proxy statement with the SEC relating to the proposed business combination with the Company, which has been mailed to its stockholders. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about the Company, Conyers Park and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of Conyers Park as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or the Company’s future financial or operating performance, such as statements regarding the expected benefits of the Transactions, the timing and financing of the Transactions, and expected future operating results. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Transactions; (2) the outcome of any legal proceedings that may be instituted against Conyers Park, the combined company or others following the announcement of the Transactions and any definitive agreements with respect thereto; (3) the inability to complete the Transactions due to the failure to obtain approval of the stockholders of Conyers Park, to obtain financing to complete the Transactions or to satisfy other conditions to closing; (4) changes to the proposed structure of the Transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transactions; (5) the ability to meet stock exchange listing standards following the consummation of the Transactions; (6) the risk that the Transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the Transactions; (7) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Transactions; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Conyers Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission (the “SEC”).

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts

Investors:

Dave West

CEO

Conyers Park II

Dan Morrison

Senior Vice President, Finance & Operations

Advantage Solutions

Helen O’Donnell

Managing Director

Solebury Trout

investorrelations@advantagesolutions.net

Media:

Will Minton

Vice President, Corporate Marketing

Advantage Solutions

press@advantagesolutions.net

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